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                                                                  Exhibit 10.28a



                              STATE OF NEW JERSEY

                          DEPARTMENT OF HUMAN SERVICES


               DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES

                                      AND

                         UNIVERSITY HEALTH PLANS, INC.


                       AGREEMENT TO PROVIDE HMO SERVICES




In accordance with Article 7, section 7.11.2A and 7.11.2B of the contract between University Health Plans, Inc. and the State of New Jersey, Department

of Human Services, Division of Medical Assistance and Health Services (DMAHS),

effective date October 1, 2000, all parties agree that the contract shall be amended, effective July 1, 2002, as follows:

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 1.  ARTICLE 1, "DEFINITIONS" SECTION - for the following definitions:
     Assignment; Centers for Medicare and Medicaid Services (new definition); Complaint; Department; Division of Disability Services (new definition); DHSS or HHS; Drug Utilization Review (new definition); Early and Periodic Screening, Diagnosis and Treatment/Private Duty Nursing (EPSDT/PDN) (new definition); GA (deleted); GAAP (deleted); HCFA; Incurred But Not Reported
     (IBNR) (moved from A.7.21); Maternity Outcome (moved from A.7.21); Medicare + Choice Organization; New Jersey State Plan or State Plan; NJ FamilyCare Plan A; NJ FamilyCare Plan C; NJ FamilyCare Plan D; PMPD (moved from A.7.21); PMPM (moved from A.7.21); Private Duty Nursing (PDN); and Risk Pool (moved from A.7.21) shall be amended as reflected in the relevant pages of Article 1 attached hereto and incorporated herein.

 2. ARTICLE 2, "CONDITIONS PRECEDENT", Sections 2.G.1; 2.H; 2.J.2; and 2.K.2(b) shall be amended as reflected in Article 2, Sections 2.G.1; 2.H; 2.J.2; 2.K.2(b) attached hereto and incorporated herein.

 3. ARTICLE 3, "MANAGED CARE MANAGEMENT INFORMATION SYSTEM", paragraph one; and Sections 3.4.2(A), 3.4.2(B), 3.4.2(C), 3.4.2(E) and 3.9.1(C) shall be amended as reflected in Article 3, paragraph one; Sections 3.4.2(A), 3.4.2(B), 3.4.2(C), 3.4.2(E), 3.9.1(C) attached hereto and incorporated herein.

 4. ARTICLE 4, "PROVISION OF HEALTH CARE SERVICES", Section 4.1.1(D), 4.1.1(E), and 4.1.1(J); Section 4.1.5(A); Section 4.1.6(B)3, 4.1.6(C)33; Section
     4.1.8(E), remaining items re-lettered; and
          Section 4.2.4(B)5(b) and (f), 4.2.4(B)6, 4.2.4(B)6(b) and (c);
     Section 4.2.4(E) (new); Section 4.2.6(A)4; Section 4.2.7(D)1; and
          Section 4.5.4(B), 4.5.4(C)1 and 4.5.4(E); Section 4.5.7(B)4 (new),
     and 4.5.7(B)5 (new); and
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     Section 4.6.2(F); 4.6.2(P), 4.6.2(Q), 4.6.2(Q)1, 4.6.2(R)1, 4.6.2(R)1(g),
4.6.2(R)2, 4.6.2(R)3, 4.6.2(R)3(c)i, 4.6.2(S), 4.6.2(T), 4.6.2(W)-paragraph 2,
4.6.2(Z) and 4.6.2(AA); Section 4.6.4(C)5, 4.6.4(D), 4.6.4(D)4 (new), 4.6.4(D)5
(new), 4.6.4(D)6 (new), 4.6.4(D)7 (new); and Section 4.6.5(C)2; and

     Section 4.7.2(A)3, and 4.7.2(A)5; Section 4.7.4(B)5(a) through (m); and

     Section 4.8.2(A); Section 4.8.3, and 4.8.3(B); Section 4.8.4; Section 4.8.5; Section 4.8.6(A); Section 4.8.8(A)2(a), 4.8.8(J), 4.8.8(K)3, 4.8.8(L)3,
4.8.8(L)4, 4.8.8(L)8, 4.8.8(L)10 (new), 4.8.8(L)11 (new); and

     Section 4.9.1(G), 4.9.1(L) (new); Section 4.9.2(E); Section 4.9.3(B),
4.9.3(B)2; and Section 4.10(E)

shall be amended as reflected in Article 4, Section 4.1.1(D), 4.1.1(E), 4.1.1(J); Section 4.1.5(A); Section 4.1.6(B)3, 4.1.6(C)33; Section 4.1.8(E),
remaining items re-lettered; Section 4.2.4(B)5(b) and (f), 4.2.4(B)6, 4.2.4(B)6(b) and (c); Section 4.2.4(E) (new); Section 4.2.6(A)4; Section 4.2.7(D)1; Section 4.5.4(B), 4.5.4(C)1, 4.5.4(E); Section 4.5.7(B)4 (new),
4.5.7(B)5 (new); Section 4.6.2(F), 4.6.2(P), 4.6.2(Q), 4.6.2(Q)1, 4.6.2(R)1,
4.6.2(R)1(g), 4.6.2(R)2, 4.6.2(R)3, 4.6.2(R)3(c)i, 4.6.2(S), 4.6.2(T),
4.6.2(W)-paragraph 2, 4.6.2(Z), 4.6.2(AA); Section 4.6.4(C)5, 4.6.4(D),
4.6.4(D)4 new, 4.6.4(D)5 new, 4.6.4(D)6 new, 4.6.4(D)7 new; Section 4.6.5(C)2;
Section 4.7.2(A)3, 4.7.2(A)5; Section 4.7.4(B)5(a) through (m); Section 4.8.2(A); Section 4.8.3, 4.8.3(B); Section 4.8.4; Section 4.8.5; Section
4.8.6(A); Section 4.8.8(A)2(a), 4.8.8(J), 4.8.8(K)3, 4.8.8(L)3, 4.8.8(L)4,
4.8.8(L)8, 4.8.8(L)10 (new), 4.8.8(L)11 (new); Section 4.9.1(G), 4.9.1(L) (new);
Section 4.9.2(E); Section 4.9.3(B) 4.9.3(B)2; and Section 4.10(E) attached hereto and incorporated herein.
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5. ARTICLE 5,"ENROLLEE SERVICES", Section 5.3.2 and Section 5.4(A); and
           Section 5.8.2(R), 5.8.2(R)2 and Section 5.8.5(B); and
           Section 5.10.2(A)2(a)ii and iii; Section 5.10.3(A)3; Section 5.10.4(A)5; and

           Section 5.15 (title); Section 5.15.1(A), 5.15.1(B), 5.15.1(C),
   5.15.1(D), Section 5.15.2 (title); Section 5.15.2(A), 5.15.2(B), 5.15.2(B)1 through 9; Section 5.15.3 (title); Section 5.15.3(A), 5.15.3(B), 5.15.3(C),
   5.15.3(D); Section 5.15.4 (title); Section 5.15.4(A), 5.15.4(B), 5.15.4(C),
   5.15.4(D), 5.15.4(E), 5.15.4(F); Section 5.15.5(A), 5.15.5(B), 5.15.5(B)2
   through 8; 5.15.5(C)1 and 2; and

           Section 5.16.1(A), 5.16.1(G), 5.16.1(U)2 (deleted); and Section
   5-16.2(A)2 shall be amended as reflected in Article 5, Section 5.3.2; Section 5.4(A); Section 5.8.2(R), 5.8.2(R)2; Section 5.8.5(B); Section
   5.10.2(A)2(a)ii and iii; Section  5.10.3(A)3;  Section  5.10.4(A)5;  Section
   5.15 (title);  Section 5.15.1(A), 5.15.1(B), 5.15.1(C), 5.15.1(D), Section
   5.15.2 (title); Section 5.15.2(A), 5.15.2(B), 5.15.2(B)1 through 9; Section
   5.15.3 (title); Section 5.15.3(A), 5.15.3(B), 5.15.3(C), 5.15.3(D); Section
   5.15.4 (title); Section 5.15.4(A), 5.15.4(B), 5.15.4(C), 5.15.4(D),
   5.15.4(E), 5.15.4(F);  Section 5.15.5(A), 5.15.5(B), 5.15.5(B)2 through  8;
   5.15.5(C)1  and  2;   Section 5.16.1(A), 5.16.1(G), 5.16.1(U)2 (deleted), and
   Section 5.16.2(A)2 attached hereto and incorporated herein.

6. ARTICLE 6, "PROVIDER INFORMATION", Section  6.2(A)6;  Section  6.5  (title);
   Section 6.5(B),  6.5(B)1,  6.5(B)2,  6.5(C),  6.5(D),  6.5(D)1,  6.5(D)2, and
   6.5(D)3 shall be amended as reflected in Article 6, Section 6.2(A)6, Section 6.5(title); Section 6.5(B), 6.5(B)1, 6.5(B)2, 6.5(C), 6.5(D), 6.5(D)1,
   6.5(D)2, 6.5(D)3, attached hereto and incorporated herein.

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 7.  ARTICLE 7, "TERMS AND CONDITIONS", Section 7.2(A), 7.2(B)1, 7.2(B)5,
     (re-number remaining items); Section 7.3(A); Section 7.9; Section 7.11.2(D) (deleted), remaining items re-lettered; and

          Section 7.14(A)4, 7.14(C), 7.14(C)1(h), 7.14(C)2(c); Section 7.16.4;
     Section 7.16.8.2(D) (new); and

          Section 7.22(F); Section 7.26(F), 7.26(H), 7.26(I), and 7.26(J);
     Section 7.27.1; and Section 7.42 shall be amended as reflected in Article 7, Section 7.2(A), 7.2(B)1, 7.2(B)5, re-number remaining items; Section 7.3(A); Section 7.9; Section 7.11.2(D); Section 7.14(A)4, 7.14(C),
     7.14(C)1(h), 7.14(C)2(c); Section 7.16.4; Section 7.16.8.2(D) (new);
     Section 7.22(F); Section 7.26(F); 7.26(H), 7.26(I), 7.26(J);
     Section 7.27.1; and Section 7.42 attached hereto and incorporated herein.

 8. ARTICLE 8, "FINANCIAL PROVISIONS", Section 8.4.1(A), 8.4.1(A)1, 8.4.1(A)2, 8.4.1(A)3, 8.4.1(B); Section 8.4.2; Section 8.4.3; Section 8.5.16, Section
     8.5.18; and Section 8.6 shall be amended as reflected in Article 8, Section 8.4.1(A), 8.4.1(A)1, 8.4.1(A)2, 8.4.1(A)3, 8.4.1(B); Section 8.4.2; Section
     8.4.3; Section 8.5.16; Section 8.5.18; and Section 8.6 attached hereto and incorporated herein.

 9. APPENDICES, TABLE OF CONTENTS - SECTION A: "REPORTS", A.7.7 - "Table 5 - Hospital Specific Data"; A.7.19 - "Table 17 - Number of Enrollees by Diagnosis" (deleted Table 17 and reserved section); A.7.21 - "Table 19 - Income Statement by Rate Cell Grouping"(added to Table of Contents); A.7.22
     - Table 20 - Lag Reports" (added to Table of Contents) shall be amended as reflected in Appendices, Table of Contents - Section A: "Reports", A.7.7 - "Table 6 - Hospital Specific Data"; A.7.19 - "Table 17 - "Number of Enrollees by Diagnosis" (deleted Table 17 and reserved section); A.7.21 - "Table 19 - Income Statement by Rate Cell Grouping"
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     (added to Table of Contents); A.7.22 - "Table 20 - Lag Reports" (added to
     Table of Contents) attached hereto and incorporated herein.

10. TABLE OF CONTENTS - SECTION B: "REFERENCE MATERIALS", B.2.1 - "ABD Phase-in" (deleted "ABD Phase-in" and reserved section); B.4.4 - "VFC Vaccines" (deleted "VFC Vaccines" and reserved section); B.4.17 - "DUR Standards" (added); B.7.3 - "Financial Guide" (added) shall be amended as reflected in Table of Contents - Section B: "Reference Materials", B.2.1 "ABD Phase-in" (deleted "ABD Phase-in" and reserved section); B.4.4 - "VFC Vaccines" (deleted "VFC Vaccines" and reserved section); B.4.17 - "DUR Standards" (added); B.7.3 - "Financial Guide" (added) attached hereto and incorporated herein.

11. SECTION A, "REPORTS", A.3.1 - "Electronic Media Provider File (deleted reference to diskette, added electronic format); A.3.1 - "Attachment A - Non-Institutional Provider File" (modified field names); A.7.7 - Table 5 - "Hospital Specific Data" (replaced previous report tables); A.7.8 - Table 6
     - "Statement of Revenues and Expenses" (deleted language in #21 and #24);
     A.7.16 - Table 14 - "EPSDT Services" (added #2(d) and (e) and clarified language in #3 and #4(g)); A.7.19 - Table 17 - "Number of Enrollees by Diagnosis" (deleted Table 17 and reserved section); A.7.21 - Table 19 - "Income Statement by Rate Cell Grouping" (deleted definitions, moved to
     Article 1 and changed timeframes of reports due from semi-annually to quarterly); A.7.22 - Table 20 - "Lag Reports" (changed timeframes of reports from semi-annually to quarterly) shall be amended as reflected in Section A, "Reports", A.3.1 - "Electronic Media Provider File" (deleted reference to diskette, added electronic format); A.3.1 - "Attachment A - Non-Institutional Provider File" (modified field names); A.7.7 - Table 5 - "Hospital Specific Data"(replaced previous report tables); A.7.8 - Table 6 "Statement of Revenues and Expenses" (deleted language in #21 and #24);
     A.7.16 - Table
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    14 "EPSDT Services" (added #2(d) and (e) and clarified language in #3 and
    #4(g)); A.7.19 - Table 17 "Number of Enrollees by Diagnosis" (deleted Table 17 and reserved section); A.7.21 - Table 19 "Income Statement by Rate Cell Grouping" (deleted definitions, moved to Article 1 and changed timeframes of reports due from semi-annually to quarterly); A.7.22 - Table 20 "Lag Reports" (changed timeframes of reports from semi-annually to quarterly) attached hereto and incorporated herein.


12. APPENDICES, SECTION B, "REFERENCE MATERIALS", B.2.1 - "ABD Phase in" (deleted and reserved section); B.4.1 - "Benefit Package" (clarified definition of EPSDT/PDN, revised definition of post-acute care); B.4.3 - "ACIP Recommended Childhood and Adolescent Immunization Schedule" (included updated schedule); B.4.4 - "VFC Vaccines" (deleted and reserved section);
    B.4.9 - "Mental Health/ Substance Abuse Screening Tool" (replaced with revised tool); B.4.10 - "Centers of Excellence" (updated list); B.4.11 - "County Case Management Units" (updated list); B.4.14 - "New Jersey Modified QARI/QISMC Standards", Standard IX.F.1 (changed recredentialing cycle from two to three years) and Standard IX.J.4 (included language regarding reporting to Health Care Integrity and Protection Data Bank); B.4.17 - "DUR Standards" (added new standards); B.5.2 - "Cost-Sharing Requirements for NJ FamilyCare Plans C & D" (added language clarifying no cost-sharing for certain groups); B.7.2 "Provider Contract/Subcontract Provisions" (corrected citation in 2.J and added school based services language in 4.7) and B.7.3 - "Financial Guide for Reporting Medicaid/NJ FamilyCare Rate Cell Grouping Costs" (added guide) shall be amended as reflected in Appendices, Section B, "Reference Materials", B.2.1 - "ABD Phase In" (deleted and reserved section); B.4.1 - "Benefit Package" (clarified definition of EPSDT/PDN, revised definition of post-acute care); B.4.3 - "ACIP Recommended Childhood and Adolescent Immunization Schedule" (included updated schedule); B.4.4 - "VFC

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     Vaccines" (deleted and reserved section); B.4.9 - "Mental Health/Substance
     Abuse Screening Tool" (replaced with revised tool); B.4.10 - "Centers of Excellence" (updated list); B.4.11 - "County Case Management Units" (updated list); B.4.14 - "New Jersey Modified QARI/QISMC Standards", Standard IX.F.1 (changed recredentialing cycle from two to three years) and Standard IX.J.4 (included language regarding reporting to Health Care Integrity and Protection Data Bank); B.4.17 - "DUR Standards" (added new standards); B.5.2 - "Cost-Sharing Requirements for NJ FamilyCare Plans C & D" (added language clarifying no cost-sharing for certain groups); B.7.2 "Provider Contract/Subcontract Provisions" (corrected citation in 2.J and added school based services language in 4.7) and B.7.3 - "Financial Guide for Reporting Medicaid/NJ FamilyCare Rate Cell Grouping Costs" (added guide) attached hereto and incorporated herein.

13. APPENDICES, SECTION C, "CAPITATION RATES", shall be revised as reflected in SFY 2003 Capitation Rates attached hereto and incorporated herein
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All other terms and conditions of the October 1, 2000 contract and subsequent amendments remain unchanged except as noted above.

The contracting parties indicate their agreement by their signatures.


      UNIVERSITY HEALTH PLANS, INC.            STATE OF NEW JERSEY

                                               DEPARTMENT OF HUMAN SERVICES


BY: /s/ Alexander H. McLean                    BY: /s/ Kathryn A. Plant
   _________________________                      ________________________

                                                   KATHRYN A. PLANT


TITLE: President & CEO                         TITLE: ACTING DIRECTOR, DMAHS
      ______________________

DATE: 5/7/02                                   DATE: 5/23/02
     _______________________                        _______________________




APPROVED AS TO FORM ONLY


ATTORNEY GENERAL

STATE OF NEW JERSEY


BY: /s/ David Samson
   _________________

   DEPUTY ATTORNEY GENERAL


DATE: 5/20/02
     _______________